Exhibit 10.18
EXECUTION
RELEASE AND TERMINATION OF GUARANTIES
     THIS RELEASE AND TERMINATION OF GUARANTIES (this “Release”) by Royal Bank of Canada, as administrative agent and collateral agent under the Bluestem Credit Agreement (as defined below) and as administrative agent and collateral agent under the Borrowing Base Facility (as defined below)(in such capacities, the “Releasing Party”) is effective as of September 21, 2010 (the “Effective Date”) and is made in favor of, and for the benefit of, each of PostRock Energy Services Corporation, a Delaware corporation formerly known as Quest Resource Corporation (“PostRock”), Quest Transmission Company, LLC, a Delaware limited liability company (“QTC”), and PostRock KPC Pipeline, LLC, a Delaware limited liability company, successor in interest by conversion to Quest Pipelines (KPC) and by merger to Quest Kansas Pipeline, L.L.C. and Quest Kansas General Partner, L.L.C. (“KPC”).
     WHEREAS, pursuant to the terms of that certain Amended and Restated Credit Agreement among PostRock Midstream, LLC, formerly known as Quest Midstream Partners, L.P., and Bluestem Pipeline, LLC, as Borrowers, Releasing Party, as Administrative Agent and Collateral Agent, and the lenders party thereto, dated November 1, 2007 (the “Bluestem Credit Agreement”), each of PostRock, QTC, Quest Pipelines (KPC), Quest Kansas Pipeline, L.L.C. (“Quest Pipeline”) and Quest Kansas General Partner, L.L.C. (“Quest GP”) executed and delivered a guaranty in favor of the Secured Parties (as defined in the Bluestem Credit Agreement) guaranteeing the obligations of PostRock Midstream, LLC and Bluestem Pipeline, LLC (the “Guaranties”);
     WHEREAS, in order to effect a restructuring of debt obligations, the parties to (i) the Bluestem Credit Agreement, (ii) the Amended and Restated Credit Agreement by and among the Releasing Party, as Collateral and Administrative Agent, and PostRock, as initial co-borrower, Quest Cherokee, LLC, as Borrower, and the lenders party thereto, dated as of November 15, 2007 (as further amended and supplemented from time to time, the “First Lien Credit Agreement”) and (iii) the Second Lien Senior Term Loan Agreement among Releasing Party, as Administrative Agent and Collateral Agent, Quest Cherokee, LLC, as Borrower, KeyBank National Association, as syndication agent, Société Générale, as documentation agent, and the lenders party thereto, dated as of July 11, 2008 (as further amended and supplemented from time to time, the “Second Lien Credit Agreement”) have agreed to restructure their respective indebtedness under the Bluestem Credit Agreement, First Lien Credit Agreement and Second Lien Credit Agreement (the “Existing Credit Agreements”);
     WHEREAS, in order to effect the restructure of debt obligations referred to in the preceding recital (the “Restructure”), the parties to the Existing Credit Agreements are entering into a Loan Transfer Agreement (the “Loan Transfer Agreement”), dated as of the date hereof, to transfer certain debt obligations under the Bluestem Credit Agreement to the lenders under the First Lien Credit Agreement, as amended by the Second Amended and Restated Credit Agreement, dated September 21, 2010, among PostRock Energy Services Corporation and PostRock MidContinent Production, LLC, as Borrowers, Royal Bank of Canada, as

Release and Termination of
Guaranties – Bluestem Facility

Administrative Agent and Collateral Agent and the lenders party thereto (“Borrowing Base Facility”);
     WHEREAS, pursuant to the Loan Transfer Agreement, the Guaranties are transferred in part to the lenders under the Borrowing Base Facility;
     WHEREAS, this Release is related to and a part of the Restructure; and
     WHEREAS, in connection with, and in consideration of, the Restructure, the Releasing Party and Royal Bank of Canada, as the Administrative Agent and Collateral Agent for the Secured Parties (as defined in the Borrowing Base Facility) under the Borrowing Base Facility, each wishes to forever terminate the Guaranties and release the guarantors of such Guaranties;
     NOW THEREFORE, for good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as set forth below.
SECTION 1. Release.
     As of the Effective Date, the Releasing Party does hereby release, remise and forever discharge each of PostRock, QTC and KPC (as successor in interest to Quest Pipelines (KPC), Quest Pipeline and Quest GP) from any and all duties, covenants, obligations and liabilities (of every kind and character and howsoever arising) under, in connection with, arising out of, relating to, or attributable to the Guaranties. As of the Effective Date, the Releasing Party shall have no rights against any of PostRock, QTC and KPC under, in connection with, arising out of, relating to, or attributable to the Guaranties.
SECTION 2. Termination.
     As of the Effective Date, the Guaranties are hereby terminated.
SECTION 3. Governing Law.
     THIS RELEASE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW.
SECTION 4. Valid Obligation.
     The Releasing Party hereby represents and warrants that the execution, delivery and performance of this Release by it are within its powers and have been duly authorized by all necessary action, and that this Release constitutes its legal, valid and binding obligation.

Release and Termination of
Guaranties – Bluestem Facility

SECTION 5. Amendments.
     The provisions of this Release may be waived, amended or modified only in a writing signed by all of the parties hereto.
SECTION 6. Further Assurances.
     The Releasing Party covenants and agrees that it will do, execute and deliver, or cause to be done, executed and delivered all such further acts, instruments, documents and agreements as may be reasonably requested by any of the parties hereto (at the expense of such requesting party), which may be necessary or desirable in order to evidence or effectuate this Release.
SECTION 7. Headings.
     The headings contained in this Release are for reference purposes only and shall not affect in any way the interpretation or construction of this Release.
SECTION 8. Binding Effect and Inurement.
     This Release shall be binding on the Releasing Party and shall inure to the benefit of PostRock, QTC, KPC and their respective beneficiaries, receivers, trustees, successors and assigns.
SECTION 9. Severability.
     If any term or provision of this Release or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or such provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable (i) such term or provision in any other jurisdiction or the application thereof to any other circumstance in any jurisdiction or the same application in any other jurisdiction or (ii) any other term or provision of this Release or the application thereof to any circumstance in any jurisdiction. With respect to the term or provision held invalid or unenforceable, the Releasing Party shall negotiate in good faith with the other parties hereto to amend this Release so as to effect its original intent as closely as possible.
[Signature page follows]

Release and Termination of
Guaranties – Bluestem Facility

     IN WITNESS WHEREOF, the Releasing Party, Royal Bank of Canada, PostRock, KPC and QTC have executed this Release as of the Effective Date.

ROYAL BANK OF CANADA
as Administrative Agent and Collateral Agent under the
Bluestem Credit Agreement

By:	/s/ Susan Khokher

Name:	Susan Khokher

Title:	Manager, Agency

ROYAL BANK OF CANADA
as Administrative Agent and Collateral Agent under the
Borrowing Base Facility

By:	/s/ Susan Khokher

Name:	Susan Khokher

Title:	Manager, Agency

Signature page 1 to Release and Termination of
Guaranties – Bluestem Facility

POSTROCK ENERGY SERVICES CORPORATION,

By	/s/ David C. Lawler
David C. Lawler
President and Chief Executive Officer

POSTROCK KPC PIPELINE, LLC,
successor in interest by conversion to Quest Pipelines
(KPC) and by merger to Quest Kansas General Partner
L.L.C. and Quest Kansas Pipeline, L.L.C.

By PostRock Energy Services Corporation, its sole member

By	/s/ David C. Lawler
David C. Lawler
President and Chief Executive Officer

QUEST TRANSMISSION COMPANY, LLC

By PostRock Energy Services Corporation, its sole member

By	/s/ David C. Lawler
David C. Lawler
President and Chief Executive Officer
Signature page 2 to Release and Termination of
Guaranties – Bluestem Facility